                                                                Exhibit (e)(iii)

                                     ANNEX 1
                  TO THE DISTRIBUTION AGREEMENT BY AND BETWEEN
            SPDR(R) SERIES TRUST AND STATE STREET GLOBAL MARKETS, LLC

                                                                                   TRADING
ETF                                                                                 SYMBOL
----------------------------------------------------------------------          ------------
SPDR(R) DJ Wilshire Total Market ETF                                                 TMW
SPDR(R) DJ Wilshire Large Cap ETF                                                    ELR
SPDR(R) DJ Wilshire Large Cap Growth ETF                                             ELG
SPDR(R) DJ Wilshire Large Cap Value ETF                                              ELV
SPDR(R) DJ Wilshire Mid Cap ETF                                                      EMM
SPDR(R) DJ Wilshire Mid Cap Growth ETF                                               EMG
SPDR(R) DJ Wilshire Mid Cap Value ETF                                                EMV
SPDR(R) DJ Wilshire Small Cap ETF                                                    DSC
SPDR(R) DJ Wilshire Small Cap Growth ETF                                             DSG
SPDR(R) DJ Wilshire Small Cap Value ETF                                              DSV
SPDR(R) DJ Global Titans ETF                                                         DGT
SPDR(R) DJ Wilshire REIT ETF                                                         RWR
SPDR(R) KBW Bank ETF                                                                 KBE
SPDR(R) KBW Capital Markets ETF                                                      KCE
SPDR(R) KBW Insurance ETF                                                            KIE
SPDR(R) Morgan Stanley Technology ETF                                                MTK
SPDR(R) S&P(R) Dividend ETF                                                          SDY
SPDR(R) S&P(R) Biotech ETF                                                           XBI
SPDR(R) S&P(R) Homebuilders ETF                                                      XHB
SPDR(R) S&P(R) Metals & Mining ETF                                                   XME
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF                                    XES
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF                                XOP
SPDR(R) S&P(R) Pharmaceuticals ETF                                                   XPH
SPDR(R) S&P(R) Retail ETF                                                            XRT
SPDR(R) S&P(R) Semiconductor ETF                                                     XSD
SPDR(R) KBW Regional Banking(SM) ETF                                                 KRE
SPDR(R) KBW Mortgage Finance(SM) ETF                                                 KME
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF                                        BIL
SPDR(R) Barclays Capital Intermediate Term Treasury ETF                              ITE
SPDR(R) Barclays Capital Long Term Treasury ETF                                      TLO
SPDR(R) Barclays Capital TIPS ETF                                                    IPE
SPDR(R) Barclays Capital Aggregate Bond ETF                                          LAG
SPDR(R) Barclays Capital Municipal Bond ETF                                          TFI
SPDR(R) Barclays Capital International Treasury Bond ETF                             BWX
SPDR(R) Barclays Capital Short Term Municipal Bond ETF                               SHM
SPDR(R) Barclays Capital California Municipal Bond ETF                               CXA
SPDR(R) Barclays Capital New York Municipal Bond ETF                                 INY
SPDR(R) Barclays Capital High Yield Bond ETF                                         JNK
SPDR(R) DB International Government Inflation-Linked Bond ETF                        WIP
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF                  BWZ

SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF                            ITR
SPDR(R) Barclays Capital Long Term Credit Bond ETF                                    LWC
SPDR(R) Barclays Capital Convertible Bond ETF                                         CWB
SPDR(R) Barclays Capital Mortgage Backed Bond ETF                                     MBG
SPDR(R) Wells Fargo Preferred Stock ETF                                               PSK
SPDR(R) S&P(R) VRDO Municipal Bond ETF                                                VRD
SPDR(R) Barclays Capital Short Term Corporate Bond ETF                               SCPB
SPDR(R) Nuveen Barclays Capital Build America Bond ETF                               BABS

EFFECTIVE WITH SEC, BUT NOT OPERATIONAL
SPDR(R) S&P(R) Aerospace & Defense ETF
SPDR(R) S&P(R) Building & Construction ETF
SPDR(R) S&P(R) Computer Hardware ETF
SPDR(R)  S&P(R) Computer Software ETF
SPDR(R) S&P(R) Health Care Equipment ETF
SPDR(R) S&P(R) Health Care Services ETF
SPDR(R) S&P(R) LeisureTime ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF
SPDR(R) S&P(R) Telecom ETF
SPDR(R) S&P(R) Transportation ETF

Dated:  May 12, 2010

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